UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2022

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 Goode Avenue
Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
1.25% Senior Notes due 2025	AVY25	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

Avery Dennison Corporation’s (the “Company’s”) press release, dated February 2, 2022, announcing the Company’s preliminary, unaudited financial results for the fourth quarter and full year 2021 and guidance for the 2022 fiscal year, as well as providing an update on the impact of COVID-19 on the Company, is attached hereto as Exhibit 99.1 and is being furnished (not filed) with this Form 8-K.

The Company’s supplemental presentation materials, dated February 2, 2022, regarding the Company’s preliminary, unaudited financial review and analysis for the fourth quarter and full year 2021, guidance for the 2022 fiscal year and update on the impact of COVID-19 on the Company, is attached hereto as Exhibit 99.2 and is being furnished (not filed) with this Form 8-K. The press release and presentation materials are also available on the Company’s website at www.investors.averydennison.com.

The Company will discuss its preliminary, unaudited financial results during a webcast and teleconference to be held on February 2, 2022, at 1:00 p.m. ET. To access the webcast and teleconference, please go to the Company’s website at www.investors.averydennison.com.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated February 2, 2022, announcing the Company’s preliminary, unaudited financial results for the fourth quarter and full year 2021.

99.2	Supplemental presentation materials, dated February 2, 2022, regarding the Company’s preliminary, unaudited financial review and analysis for the fourth quarter and full year2021.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this Form 8-K and the exhibits attached hereto are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. Forward-looking statements also include those related to the acquisition of Vestcom, including its anticipated benefits, financing and effect on the Company’s long-term targets and future financial results.

The Company believes that the most significant risk factors that could affect its financial performance in the near-term include: (i) the impacts to underlying demand for the Company’s products and/or foreign currency fluctuations from global economic conditions, political uncertainty, changes in environmental standards and governmental regulations, including as a result of COVID-19; (ii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iii) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a significant loss of volume; and (iv) the execution and integration of acquisitions, including the acquisition of Vestcom.

Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but are not limited to, risks and uncertainties relating to the following:

●	COVID-19

●

International Operations – worldwide and local economic and market conditions; changes in political conditions; and fluctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets

●

The Company’s Business – changes in the Company’s markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; fluctuations in demand affecting sales to customers; execution and integration of acquisitions, including the acquisition of Vestcom; selling prices; fluctuations in the cost and availability of raw materials and energy; the impact of competitive products and pricing; customer and supplier concentrations or consolidations; financial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the Company’s ability to generate sustained productivity improvement; the Company’s ability to achieve and sustain targeted cost reductions; and collection of receivables from customers

●

The Company’s Vestcom Acquisition – risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company; unknown liabilities; and the possibility that, if the Company does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline

●

Income Taxes – fluctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets

●

Information Technology – disruptions in information technology systems, including cyber-attacks or other intrusions to network security; successful installation of new or upgraded information technology systems; and data security breaches

●	Human Capital – recruitment and retention of employees; fluctuations in employee benefit costs; and collective labor arrangements

●

The Company’s Indebtedness – credit risks; the Company’s ability to obtain adequate financing arrangements and maintain access to capital; volatility of financial markets; fluctuations in interest rates; and compliance with the Company’s debt covenants

●	Ownership of the Company’s Stock – potential significant variability of the Company’s stock price and amounts of future dividends and share repurchases

●

Legal and Regulatory Matters – protection and infringement of intellectual property and impact of legal and regulatory proceedings, including with respect to environmental, health and safety, anti-corruption and trade compliance

●	Other Financial Matters – fluctuations in pension costs and goodwill impairment

For a more detailed discussion of the more significant of these factors, see Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 2020 Form 10-K, filed with the Securities and Exchange Commission on February 25, 2021, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 2, 2022, announcing the Company’s preliminary, unaudited financial results for the fourth quarter and full year 2021.

99.2	Supplemental presentation materials, dated February 2, 2022, regarding the Company’s preliminary, unaudited financial review and analysis for the fourth quarter and full year 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: February 2, 2022	By:	/s/ Gregory S. Lovins
		Name:	Gregory S. Lovins
		Title:	Senior Vice President and Chief Financial Officer